Exhibit 99.1

      Staples, Inc. Reports Best Third Quarter In Company History
    13 Percent Sales Growth Drives 29 Percent Increase in Earnings

   FRAMINGHAM, Mass.--(BUSINESS WIRE)--Nov. 18, 2003--

               Company Posts a Four Percent Increase in
                North American Retail Comparable Sales

   Staples, Inc. (Nasdaq: SPLS) announced today the results for its third quarter ended November 1, 2003. The company achieved a 29 percent increase in net income to $166 million for the quarter, or $0.33 per share on a diluted basis. This exceeds analyst consensus of $0.32, and is a 22 percent increase over earnings per share of $0.27 reported for the third quarter of 2002.
   The company reported industry leading revenue growth, with total company sales for the quarter reaching $3.5 billion, an increase of 13 percent versus $3.1 billion reported for the same quarter in the prior year. North American Retail comparable sales increased four percent, with strong performance in furniture, business machines and services, and a healthy back to school season. North American Delivery sales grew seven percent, maintaining strong momentum.
   "With eight quarters of more than 20 percent earnings growth and solid improvement in our performance across the board, we continue to execute well against a great market opportunity," said Ron Sargent, Staples' president and chief executive officer.

   Third quarter highlights include:

   -- The company generated $424 million in free cash flow year to date.

   -- Total company operating margins were 7.66 percent, reaching an all-time high for the third quarter.

   -- North American Retail achieved record profitability for the third quarter, benefiting from an improved product mix, more efficient marketing and good expense control.

   -- North American Delivery improved its profitability by 16 percent.

   -- Sales for European Operations increased 56 percent with both retail and delivery profitable for the quarter.

   "Thanks to the hard work and talent of our 58,000 associates who strive each day to make buying office products easy for our customers, we achieved excellent results across all areas of our business," said Sargent.

   Outlook

   For the fourth quarter ending January 31, 2004, the company remains comfortable with current analyst consensus expectations for earnings per share of $0.41. Looking ahead to 2004, Staples anticipates low double-digit sales growth and earnings per share growth to reach 20 percent. North American comparable sales are expected to be in the low single-digit range.

   About Staples

   Staples, Inc. is headquartered outside of Boston and sells a wide range of office products, including supplies, technology, furniture, and business services. With 2002 sales of $11.6 billion, Staples is committed to make buying office products easy. Nearly 58,000 associates serve consumers and businesses of all sizes -- from home-based businesses to Fortune 500 companies in the US, Belgium, Canada, France, Germany, Italy, the Netherlands, Portugal, Spain, Sweden, and the United Kingdom. Staples invented the office superstore concept and today, with approximately 1,500 office superstores, is the largest operator of office superstores in the world. Staples also serves its customers through its mail order catalog, e-commerce and contract businesses. More information is available at http://www.staples.com.

   Certain information contained in this news release constitutes forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of risks and uncertainties, including but not limited to: our market is highly competitive and we may not continue to compete successfully; we may be unable to continue to open new stores successfully; our growth may continue to strain operations, which could adversely affect our business and financial results; our quarterly operating results are subject to significant fluctuation and are impacted by the extent to which sales in new stores result in the loss of sales in existing stores, the mix of products sold, pricing actions of competitors, the level of advertising and promotional expenses and seasonality; our operating results may be impacted by changes in the economy; our stock price may fluctuate based on market expectations; our expanding international operations expose us to the unique risks inherent in foreign operations; our debt level could impact our ability to obtain future financing and continue our growth strategy; the SEC review of certain accounting practices of major New England retailers; a California wage and hour class action lawsuit; and those other factors discussed in our quarterly report on Form 10-Q for the quarter ended August 2, 2003, which is on file with the Securities and Exchange Commission, and any subsequent periodic reports filed by us with the Securities and Exchange Commission. In addition, any forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.

   Financial information follows.

                    STAPLES, INC. AND SUBSIDIARIES
                      Consolidated Balance Sheets
           (Dollar Amounts in Thousands, Except Share Data)


                                               November 1,
                                                  2003     February 1,
                                               (Unaudited)     2003
ASSETS
Current assets:
  Cash and cash equivalents                     $1,048,571   $596,064
  Receivables, net                                 408,862    364,419
  Merchandise inventories, net                   1,619,294  1,555,205
  Deferred income taxes                            133,197     96,229
  Prepaid expenses and other current assets        103,619    105,559
    Total current assets                         3,313,543  2,717,476

Property and equipment:
  Land and buildings                               583,265    524,730
  Leasehold improvements                           670,039    621,713
  Equipment                                      1,015,070    951,439
  Furniture and fixtures                           512,290    472,935
    Total property and equipment                 2,780,664  2,570,817
  Less accumulated depreciation and
   amortization                                  1,304,468  1,123,065
    Net property and equipment                   1,476,196  1,447,752

  Lease acquisition costs, net of accumulated
   amortization                                     44,818     51,450
  Intangible assets, net of accumulated
   amortization                                    211,478    216,391
  Goodwill                                       1,209,785  1,207,824
  Other assets                                      69,074     80,495

    Total assets                                $6,324,894 $5,721,388


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                              $1,276,506 $1,092,172
  Accrued expenses and other current
   liabilities                                     762,008    755,483
  Debt maturing within one year                      3,608    327,671
    Total current liabilities                    2,042,122  2,175,326

Long-term debt                                     735,165    732,041
Deferred income taxes                               27,700     50,267
Other long-term obligations                        133,606    104,862

Stockholders' equity:
  Preferred stock - authorized 5,000,000 shares
   of $.01 par value; no shares issued                   -          -
  Common stock - authorized 2,100,000,000
   shares of $.0006 par value; issued 523,043,511
   shares at November 1, 2003 and 500,831,408
   shares at February 1, 2003                          314        299
  Additional paid-in capital                     1,886,994  1,484,833
  Cumulative foreign currency translation
   adjustments                                      62,678     11,481
  Retained earnings                              1,997,414  1,719,091
  Treasury stock at cost - 27,927,201 shares at
   November 1, 2003, and 27,724,578 shares at
   February 1, 2003                               (561,099)  (556,812)

    Total stockholders' equity                   3,386,301  2,658,892

     Total liabilities and stockholders' equity $6,324,894 $5,721,388


                    STAPLES, INC. AND SUBSIDIARIES
                  Consolidated Statements of Income
            (Amounts in Thousands, Except Per Share Data)
                             (Unaudited)


                           13 Weeks Ended          39 Weeks Ended
                         November    November    November    November
                             1,          2,         1,           2,
                           2003        2002        2003        2002

Sales                  $3,484,784   $3,089,725  $9,500,068 $8,260,966
Cost of goods sold and
 occupancy costs        2,497,117    2,286,911   6,982,528  6,200,272

    Gross profit          987,667      802,814   2,517,540  2,060,694

Operating and other
 expenses:
  Operating and
   selling                585,867      471,805   1,665,867  1,317,421
  Pre-opening               2,314        2,393       5,961      6,625
  General and
   administrative         130,422      120,006     382,289    325,788
  Amortization of
   intangibles              2,076            -       5,962          -
  Interest and other
   expense, net             3,854        5,406      15,679     10,159

    Total operating
     and other
     expenses             724,533      599,610   2,075,758  1,659,993


   Income before
    income taxes          263,134      203,204     441,782    400,701
Income tax expense         97,360       75,186     163,459    119,259

   Net income            $165,774     $128,018    $278,323   $281,442


   Basic earnings per
    common share:           $0.34        $0.27       $0.58      $0.60

   Diluted earnings
    per common share:       $0.33        $0.27       $0.57      $0.60


   Number of shares
    used in computing
    basic earnings per
    common share:         491,049      467,498     480,642    465,953


   Number of shares
    used in computing
    diluted earnings per
    common share:         502,031      471,712     489,180    472,125

                    STAPLES, INC. AND SUBSIDIARIES
                 Consolidated Statements of Cash Flows
                     (Dollar Amounts in Thousands)
                              (Unaudited)

                                                   39 Weeks Ended
                                              November 1,  November 2,
                                                    2003         2002
Operating Activities:
  Net income                                    $278,323     $281,442
  Adjustments to reconcile net income to net
   cash provided by operating activities:
    Depreciation and amortization                212,749      195,097
    Deferred tax (benefit) expense               (36,597)      34,679
    Other                                         25,662       24,790
    Changes in assets and liabilities:
      Increase in receivables                    (34,192)     (13,777)
      Increase in merchandise inventories        (17,248)     (96,502)
      Decrease in prepaid expenses and other
       assets                                        219        6,463
      Increase in accounts payable               147,921       96,532
      Increase (decrease) in accrued expenses
       and other liabilities                      30,141      (31,361)
      Increase in other long-term obligations      7,944        3,719

Net cash provided by operating activities        614,922      501,082

Investing Activities:
  Acquisition of property and equipment         (190,809)    (192,442)
  Acquisition of businesses, net of cash
   acquired                                       (2,910)  (1,171,187)
  Other                                                -          624

Net cash used in investing activities           (193,719)  (1,363,005)

Financing Activities:
  Proceeds from sale of capital stock            357,736       46,138
  Proceeds from borrowings                             -      730,655
  Payments on borrowings                        (336,826)     (85,785)
  Purchase of treasury stock                      (4,287)        (474)

Net cash provided by financing activities         16,623      690,534

Effect of exchange rate changes on cash and
 cash equivalents                                 14,681        2,754

Net increase (decrease) in cash and cash
 equivalents                                     452,507     (168,635)
Cash and cash equivalents at beginning of
 period                                          596,064      394,824

Cash and cash equivalents at end of period    $1,048,571     $226,189


                    STAPLES, INC. AND SUBSIDIARIES
                          Segment Reporting
                    (Dollar Amounts in Thousands)
                             (Unaudited)


                            13 Weeks Ended          39 Weeks Ended
                         November    November    November    November
                             1,          2,         1,          2,
                           2003        2002        2003       2002
Sales:
North American Retail  $2,120,176  $1,927,445  $5,581,548  $5,110,467
North American
 Delivery                 971,277     910,573   2,783,844   2,503,276
European Operations       393,331     251,707   1,134,676     647,223

  Total sales          $3,484,784  $3,089,725  $9,500,068  $8,260,966


Business Unit Income/
 (Loss):
North American Retail    $160,732    $136,257    $303,304    $241,265
North American
 Delivery                  86,595      74,714     217,999     179,593
European Operations        19,661      (2,361)     34,133      (9,998)

  Total business unit
   income                $266,988    $208,610    $555,436    $410,860
Interest and other
 expense, net              (3,854)     (5,406)    (15,679)    (10,159)
Impact of change in
 accounting principle           -           -     (97,975)          -

  Income before income
   taxes                 $263,134    $203,204    $441,782    $400,701


                    STAPLES, INC. AND SUBSIDIARIES
             Pro Forma Consolidated Statements of Income
            (Amounts in Thousands, Except Per Share Data)
                             (Unaudited)

                          Pro Forma for the       Pro Forma for the
                           13 Weeks Ended          39 Weeks Ended
                        November     November     November    November
                            1,          2,           1,          2,
                          2003        2002         2003        2002

Sales                  $3,484,784   $3,089,725  $9,500,068 $8,260,966
Cost of goods sold and
 occupancy costs        2,497,117    2,221,639   6,884,553  6,027,331
    Gross profit          987,667      868,086   2,615,515  2,233,635

Operating and other
 expenses:
  Operating and
   selling                585,867      537,077   1,665,867  1,490,362
  Pre-opening               2,314        2,393       5,961      6,625
  General and
   administrative         130,422      120,006     382,289    325,788
  Amortization of
   intangibles              2,076            -       5,962          -
  Interest and other
   expense, net             3,854        5,406      15,679     10,159
    Total operating
     and other
     expenses             724,533      664,882   2,075,758  1,832,934

   Income before
    income taxes          263,134      203,204     539,757    400,701
Income tax expense         97,360       75,186     199,710    119,259
   Net income            $165,774     $128,018    $340,047   $281,442


   Basic earnings per
    common share:           $0.34        $0.27       $0.71      $0.60

   Diluted earnings
    per common share:       $0.33        $0.27       $0.70      $0.60

   Number of shares
    used in computing
    basic earnings per
    common share:         491,049      467,498     480,642    465,953

   Number of shares
    used in computing
    diluted earnings
    per common share:     502,031      471,712     489,180    472,125

    CONTACT: Media Contact:
             Staples, Inc.
             Paul Capelli/Deb Hohler, 508-253-8530/8509 or
             Investor Contact:
             Laurel Lefebvre/Katy Nash, 508-253-4080/7342